                                                                   Exhibit 3-126
--------------------------------------------------------------------------------

                               SECRETARY OF STATE


         In the name and by the authority of the State of West Virginia

                                  Certificate

   I, A. JAMES MANCHIN, Secretary of State, hereby certify that, pursuant to the provisions of Chapter 31, Article 1, Section 28 of the Official Code of West Virginia, 1931, as amended, duplicate originals of Articles of Incorporation of


                           GLENMARK ASSOCIATES, INC.


have been received in my office, and are hereby found to conform to law. I therefore declare the same to be, from this dote, a Corporation by the name and for the purposes set forth in the said Articles, with the right of perpetual existence. Accordingly, I hereby issue this


                          CERTIFICATE OF INCORPORATION

   In witness whereof, I have hereunto set my hand, and affixed the Great seal of the State of West Virginia.

[graphic omitted]                    Done at the Capital, City of Charleston,
                                     the Sixth day of August, in the year of our Lord, One Thousand Nine Hundred Eighty-
                                     Four, in years of the Statehood of West
                                     Virginia the One Hundred Twenty-second,
                                     and of the Independence of the United
                                     States of America the Two Hundred Ninth.

                                     /s/ [graphic of signature omitted]
                                     ------------------------------------------
                                     Secretary of State

                        West Virginia, IN GOD WE TRUST!

                                 VOL 35 PAGE 622         FILED IN THE OFFICE OF
                                                          SECRETARY OF STATE OF
                                                              WEST VIRGINIA
                           ARTICLES OF INCORPORATION
                                                          THIS DATE AUG 6 1984
                                       OF

                           GLENMARK ASSOCIATES, INC.


   I. The undersigned agrees to become a corporation by the name of Glenmark Associates, Inc.

   II. The address of the principal office of said corporation will be located at: 203 Apolla Drive, City of Morgantown, County of Monongalia, and State of West Virginia 26505.

   III. This corporation is formed for the purpose or purposes of transacting all lawful business for which corporations may be incorporated pursuant to the laws of the State of West Virginia and/or the United States of America.

   IV. Provisions for the regulation of the internal affairs of the corporation are: None

   V. The amount of the total authorized capital stock of said corporation shall be Ten Thousand and No/100 Dollars ($10,000.00), which shall be divided into One Hundred (100) shares of the par value of One Hundred and No/100 Dollar ($100.00) each.

                                 VOL 35 PAGE 623

   VI. The full name and address of the incorporator, including street and street number, and the city, including ZIP number, the number of shares subscribed for by him is as follows:

NAME                   ADDRESS

Shirley A. Rohrssen    174 Chancery Row, Morgantown, WV 26505

   VII. The existence of this corporation is to be perpetual.

   VIII. The name and address of the appointed person to whom notice or process may be sent: The President of Glenmark Associates, Inc., 203 Apolla Drive, Morgantown, West Virginia 26505.

   IX. The number of directors constituting the initial board of directors of the corporation is One (1), and the name and address of the person who is to serve as director until the first annual meeting of shareholders or until their successors are elected and shall qualify.

NAME                   ADDRESS

Shirley A. Rohrssen    174 Chancery Row, Morgantown, WV 26505

   I, the undersigned, for the purpose of forming a corporation under the laws of the State of West Virginia, do make and file this Articles of Incorporation, and I have accordingly hereunto set my hand this 4th day of August, 1984.

                                            /s/ Shirley A. Rohrssen
                                            -----------------------------------
                                            Shirley A. Rohrssen

                                 VOL 35 PAGE 624

STATE OF WEST VIRGINIA,

COUNTY OF MONONGALIA, TO-WIT:

   I, William H. Higinbotham, a Notary Public, in and for the county and state aforesaid, hereby certify that Shirley A. Rohrssen, whose name is signed to the foregoing Articles of Incorporation, bearing date, 4th day of August, 1984, this day personally appeared before me in my said county and state and acknowledged her signature to be the same.

   Given under my hand and the official seal this 4th day of August, 1984.

                                            /s/ William H. Higinbotham
                                            -----------------------------------
                                            Notary Public

[Notarial Seal]
My Commission Expires: July 19, 1987.

Articles of Incorporation prepared by: WILLIAM H. HIGINBOTHAM,
Attorney at Law 174 Chancery Row, Morgantown, WV 26505


STATE OF WEST VIRGINIA,
MONONGALIA COUNTY, TO-WIT,
   I, THELMA J. GIBSON, Clerk of the County Commission of the County aforesaid, do certify that the aforesaid writing, together, with the certificates thereto attached, was this day presented to me in my office, and was admitted to record therein, at 3:49 o'clock P.M.

   Given under my hand this 11th day of October, 1984.
                                      [o]

BOOK 514 PAGE 818



                             ARTICLES OF AMENDMENT                 FILED
                                     TO THE                     MAR 05 1996
                           ARTICLES OF INCORPORATION          IN THE OFFICE OF
                                       OF                    SECRETARY OF STATE
                           GLENMARK ASSOCIATES, INC.           WEST VIRGINIA


   Pursuant to the provisions of Section 31, Article 1, Chapter 31 of the Code of West Virginia, the undersigned Corporation adopts the following Articles of Amendment to its Articles of Incorporation:

   FIRST: The name of the Corporation is Glenmark Associates, Inc.

   SECOND: The following Amendments to the Articles of Incorporation were adopted by the shareholder of the Corporation on February 16, 1996, in the manner prescribed by Sections 107 and 147, Article 1, Chapter 31 of the Code of West Virginia:

   Resolved, that Articles V and VIII of the Articles of Incorporation of Glenmark Associates, Inc. shall be further amended as follows:

   V. The amount of the total authorized capital stock of the Corporation shall be One Hundred Dollars ($100.00) which shall be divided into ten thousand (10,000) shares of the par value of One Cent ($.01) per share, and which shall constitute a single class of shares.

   VIII. The name and address of the appointed person to whom notice of process may be sent is: United Corporate Services, 200 Capital Street, Charleston, WV 25301.

   THIRD: The only shares of the Corporation's voting capital stock which were issued and outstanding at the time of the adoption of such amendments were 100 shares of Common Stock. The number of shares of Common Stock entitled to vote thereon was 100.

                                                               BOOK 514 PAGE 819

   FOURTH: The number of shares of Common Stock voted in favor of such amendments was 100. The number of Shares of Common Stock that voted against such amendments was 0.

Dated as of February 16, 1996

                                          GLENMARK ASSOCIATES, INC.

                                          By: /s/ [graphic of signature omitted]
                                          --------------------------------------
                                          President


                                          and /s/ [graphic of signature omitted]
                                          --------------------------------------
                                          Secretary

BOOK 514 PAGE 820

STATE OF New Jersey

COUNTY OF Bergen, to-wit:

   I, Dennis P. Powers, Esq. a notary public, in and for the county and state aforesaid, do hereby certify that on this 16th day of February, 1996, personally appeared before me Daniel E. Straus and Bradford C. Burkett whose, being first duly sworn, declared that each is the President and Secretary, respectively of Glenmark Associates, Inc. and that he signed to the foregoing Articles of Amendment to the Articles of Incorporation as the President or Secretary of the corporation.

   Given under my hand and official seal this 16th day of February, 1996.



                                         /s/ Dennis P. Powers
                                         --------------------------------------
[Notarial Seal]                          Notary Public DENNIS P. POWERS, ESQ.,
                                                   ATTORNEY AT LAW, NEW JERSEY




The foregoing Articles of Amendment to the Articles of Incorporation were prepared by Mary J. Mullany, 4200 One Liberty Place, Philadelphia, PA 19103.

               This instrument was presented to the Clerk of the County Commission of Kanawha County, West Virginia, on and the same is admitted to record. MAR 06 1996

                                 Taste: /s/ [graphic of signature omitted] Clerk
                                 -----------------------------------------------
                                 Kanawha County Commission

                                VOL 51 PAGE 239                    FILED
                                                                DEC 01 1995
                               ARTICLES OF MERGER             IN THE OFFICE OF
                               ------------------            SECRETARY OF STATE
                                                               WEST VIRGINIA

    Pursuant to the provisions of Section 36, Article 1, Chapter 31 of the Code of West Virginia, 1931, as amended, the undersigned corporations adopt the following Articles of Merger for the purpose of merging them into one of such corporations:

   FIRST: The following Plan of Merger was approved by the shareholders of each of the undersigned corporations in the manner prescribed by Section 117,
Article 1, Chapter 31 of the Code of West Virginia, 1931, as amended:

      (a) The names of the merging business corporations are Glenmark Associates, Inc., a West Virginia corporation, ("Glenmark") and HRWV, Inc., a West Virginia corporation ("HRWV"). Glenmark shall be the surviving business corporation;

      (b) On the effective date of the merger, HRWV shall be merged with and into Glenmark. The separate existence of HRWV shall thereupon cease, and Glenmark shall continue its corporate existence as the surviving corporation under the laws of the State of West Virginia under the name Glenmark Associates, Inc.;

      (c) The Certificate of Incorporation and the By-Laws of HRWV as in effect prior to the effective time of the merger shall be the Certificate of Incorporation and By-Laws of Glenmark, as the surviving corporation following the merger, until such Certificate of Incorporation or By-Laws shall thereafter be amended as provided by law;

      (d) On the effective date of the merger, the shareholders of Glenmark prior to the effective time of the merger will receive, in the aggregate, $27,175,000 to be distributed among them in accordance with their capital stock holdings in Glenmark prior to the merger; and

VOL 51 PAGE 240

      (e) The merger shall be effective on the date of filing of these Articles of Merger with the Secretary of State of West Virginia.

   SECOND: As to each of the undersigned corporations, the number of shares outstanding, and the designation and number of outstanding shares of each class entitled to vote as a class on such Plan of Merger are as follows:

                                Number of        Entitled to Vote as a Class
                                  Shares         Designation          Number of
Name of Corporation            Outstanding       of Class             Shares
-------------------            -----------       -----------          ---------
HRWV, Inc.                     100               Common               100

Glenmark Associates, Inc       1,425,062.6       Common               1,000,000

                                                 Series S-l
                                                 Senior
                                                 Cumulative
                                                 Preferred            418,664

                                                 Series A
                                                 Cumulative
                                                 Preferred            5,828.6

                                                 Series B
                                                 Cumulative
                                                 Preferred            570

   THIRD: As to each of the undersigned corporations, the total number of shares voted for and against such Plan of Merger, respectively, and, as to each class entitled to vote thereon as a class, the number of shares of such class voted for and against such Plan of Merger, respectively, are as follows:

                                                 Number of Shares
                         ---------------------------------------------------------------
                                                        Entitled to Vote as a Class
                           Total         Total      ------------------------------------
                           Voted         Voted                    Voted         Voted
Name of Corporation         For         Against       Class        For         Against
                         ---------    ----------    --------    ---------    -----------
HRWV, Inc.                     100         0         Common           100         0

Glenmark Associates Inc. 1,424,034         0         Common     1,000,000         0
                                                     Series S-l   418,664         0
                                                     Series A       4,800         0
                                                     Series B         570         0

                                 VOL 51 PAGE 241

   IN WITNESS WHEREOF, Glenmark Associates, Inc. and HRWV, Inc. have caused these Articles of Merger to be executed by their duly authorized officers.

Dated: December 1st, 1995

                                     GLENMARK ASSOCIATES, INC.

                                     By: /s/ Glenn T. Adrian
                                         --------------------------------------
                                         Glenn T. Adrian, President

                                     By: /s/ Jeffrey W. Smith
                                         --------------------------------------
                                         Jeffrey W. Smith, Secretary

                                     HRWV, INC.

                                     By: /s/ Bradford C. Burkett
                                         --------------------------------------
                                         Bradford C. Burkett,
                                         Vice President and Secretary

                                     By: /s/ Mara P. Canner
                                         --------------------------------------
                                         Mara P. Canner, Assistant Secretary

                                 VOL 51 PAGE 242

                                  VERIFICATION
                                  ------------
   The undersigned, Mark R. Nesselroad, the Chairman and Chief Executive
Officer of Glenmark Associates, Inc. hereby verifies that I have read the Articles of Merger dated December 1st, 1995, relating to the merger of HRWV, Inc. into Glenmark Associates, Inc. pursuant to a plan of merger duly adopted by the boards of directors of such corporations, which plan has not been revoked or amended, and, to the best of my knowledge, the statements in said Articles of Merger are true and correct.

   IN WITNESS WHEREOF, I have hereunto set my hand this 30th day of November, 1995.

                                            /s/ Mark R. Nesselroad
                                            -----------------------------------
                                            Mark R. Nesselroad, Chairman and
                                            Chief Executive Officer

STATE OF WEST VIRGINIA,

COUNTY OF MONONGALIA, TO-WIT:

   I, MICHAEL J. SAAB, a Notary Public, do hereby certify that on this 30th day of November, 1995, personally appeared before me Mark R. Nesselroad, who, being by me first duly sworn, declared that he is the Chairman and Chief Executive Officer of Glenmark Associates, Inc., that he signed the foregoing document as the Chairman and Chief Executive Officer of the corporation, and that the statements therein contained are true.

            OFFICIAL SEAL                    /s/ [graphic of signature omitted]
Notary Public, State of West Virginia        -----------------------------------
           MICHAEL J. SAAB                   Notary Public
            203 APOLLA DR.
         MORGANTOWN, WV 26505
 My Commission Expires July 25, 2000

[Notarial Seal]

My Commission Expires: July 25th 2000.

                                 VOL 51 PAGE 243

                                  VERIFICATION
                                  ------------
   The undersigned, Daniel E. Straus, the President and Co-Chief Executive Officer of HRWV, Inc. hereby verifies that I have read the Articles of Merger dated December 1st, 1995, relating to the merger of HRWV, Inc. into Glenmark Associates, Inc. pursuant to a plan of merger duly adopted by the boards of directors of such corporations, which plan has not been revoked or amended, and, to the best of my knowledge, the statements in said Articles of Merger are true and correct.

   IN, WITNESS WHEREOF, I have hereunto set my hand this 29th day of November, 1995.

                                     /s/ Daniel E. Straus
                                     ------------------------------------------
                                     Name: Daniel E. Straus
                                     Title: President and Co-Chief Executive
                                     Officer

STATE OF NEW JERSEY )
                    )
COUNTY OF Bergen    ) TO-WIT:

   I, Jennifer M. Villamar, a Notary Public, do hereby certify that on this 29th day of November, 1995, personally appeared before me Daniel E. Straus, who, being by me first duly sworn, declared that he is the President and Co-Chief Executive Officer of HRWV, Inc., that he signed the foregoing document as the President and Co-Chief Executive Officer of the corporation, and that the statements therein contained are true.

                                            /s/ [graphic of signature omitted]
                                            -----------------------------------
                                            Notary Public

[Notarial Seal]                                 JENNIFER M. VILLAMAR

My Commission Expires:          A Notary Public of New Jersey
                                My Commission Expires June o

STATE OF WEST VIRGINIA,
MONONGALIA COUNTY, TO-WIT,
   I, THELMA J. GIBSON, Clerk of the County Commission of the County aforesaid, do certify that the aforesaid writing, together, with the certificates thereto attached, was this day presented to me in my office, and was admitted to record therein, at 12:42 o'clock P.M.

   Given under my hand this 11 day of December, 1995.

                                      [o]

                   Lewis, Friedberg, Glasser, Casey & Rollins
                                 P.O. Box 1746
                                 Charleston, WV
                                  25326 - 1746

                                    RECEIVED
                              DEC 11 12:42 PM '95
                                  COUNTY CLERK
                                 MONONGALIA CO
                                      W.VA